FTI
                                                            FUNDS
                                                                  ANNUAL REPORT
                                                                TO SHAREHOLDERS
                                                              NOVEMBER 30, 1996



                                                        FTI SMALL CAPITALIZATION
                                                                     EQUITY FUND

                                                   FTI INTERNATIONAL EQUITY FUND

                                                     FTI INTERNATIONAL BOND FUND

                                                           FTI GLOBAL BOND FUND

EDGEWOOD SERVICES, INC.

Federated Investors Tower
Pittsburgh, PA 15222-3779

Edgewood Services, Inc. is the distributor of the funds
and is a subsidiary of Federated Investors.
Cusip 302927108 SCEF
Cusip 302927207 IEF
Cusip 302927306 IBF
Cusip 302927405 GBF
G01980-01 (1/97)                                [LOGO]

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

This first Annual Report to Shareholders for the FTI Funds covers each Fund's operation since it became effective on December 22, 1995, through November 30, 1996.

This report is your opportunity to familiarize yourself with your Fund's operation. It begins with a commentary by each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. Following the commentary is a set of graphs showing each Fund's total return since inception, followed by a complete listing of each Fund's holdings and financial statements.

I'm pleased to present the following summary. As you review it, keep in mind that the Funds have been in operation for less than a year. Performance is best measured over the long term, in years, rather than months.

FTI SMALL CAPITALIZATION EQUITY FUND

Managed to pursue a high level of growth through a diversified portfolio of small-company stocks, the Fund performed extremely well in a highly favorable stock market environment.* It achieved a total return of 20.80%** from December 22, 1995 through November 30, 1996 as the share price increased from $10.00 to $12.08. The Fund's total net assets grew to $19.3 million at the end of the reporting period.

FTI INTERNATIONAL EQUITY FUND

The Fund's portfolio of international stocks*** which at the end of the reporting period was diversified across 23 countries, produced a total return of 10.04%** from December 22, 1995 through November 30, 1996. The Fund paid dividends totaling $0.01 per share, while the share price increased from $10.00 to $10.99 over the reporting period. Net assets reached $12 million at the end of the reporting period.

FTI INTERNATIONAL BOND FUND

At the end of the reporting period, the Fund's bond portfolio was diversified among government and corporate bonds across 14 countries.*** The Fund's total return was 3.75%** from December 22, 1995 through November 30, 1996. During the reporting period, dividends totaled $0.17 per share, while the net asset value increased from $10.00 to $10.20. At the end of the reporting period, the Fund's total net assets reached $5.2 million.

  * Small cap stocks have historically experienced greater volatility than average.

 ** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in accounting and other financial standards.


FTI GLOBAL BOND FUND

At the end of the reporting period, this Fund's bond portfolio was diversified among government and corporate bonds across 14 countries*, including the U.S., to pursue total return over the long term. The Fund achieved a total return of 5.02%** from December 22, 1995 through November 30, 1996. The Fund paid dividends totaling $0.08, while the share price increased from $10.00 to $10.42. Fund net assets reached $1.1 million on the last day of the reporting period.

Thank you for pursuing your financial goals through the FTI Funds. As we enter a new year, we look forward to keeping you up to date on the details of your investment through the highest level of service possible.

Sincerely,

LOGO
President
January 15, 1997

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in accounting and other financial standards.

** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


INVESTMENT REVIEW
--------------------------------------------------------------------------------
FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE
The FTI Small Capitalization Equity Fund ended the fiscal year with a net asset value ("NAV") per share of $12.08 and net assets of $19.3 million. The investment return for the Fund versus the benchmark Russell 2000 Index* is shown below. For the period ended November 30, 1996, the Fund outperformed the benchmark index by 5.80%. The relative outperformance was due to stock selection, the Fund having been invested broadly across all industry groups using minor over-weightings to take advantage of undervalued stocks. The Fund thus avoided the extreme volatility which affected some mutual funds more concentrated in particular sectors. The last quarter of the fiscal year was the weakest for the high growth sector of the small capitalization market in which the Fund has specialized. During the last quarter, many investors took profits in this sector and reinvested in the larger capitalization portions of the market. Both the S&P 500* and the S&P Midcap* outperformed the Russell 2000, and the high growth section of the Russell 2000 underperformed the index as a whole.

                                                                       1996 YTD
                                                                      ----------
            FTI SMALL CAPITALIZATION EQUITY FUND                       20.80%**
            RUSSELL 2000 INDEX                                          15.00%


       NOTE: 1996 YTD performance since December 22, 1995 (effective date).

 * The Russell 2000 Small Stock Index is an index consisting of approximately 2000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. The S&P Midcap 400 Index is an index consisting of 400 domestic stocks chosen for market size (median market capitalization of about $1.383 million as of November 1996), liquidity and industry group representation. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


--------------------------------------------------------------------------------

NOVEMBER 1996 FISCAL YEAR-END MARKET REVIEW

The Fund's favorable performance since its effective date of December 22, 1995 was aided by the very strong market for high growth small capitalization stocks in the first fiscal quarter of 1996. The Fund had a slight over-weighting in the technology and healthcare industry groups which substantially outperformed other sectors in this time period. During the second fiscal quarter this market rose dramatically in April and May and the industry groups that fared the best were service related, particularly temporary help companies which recognized the opportunities created by outsourcing and down-sizing of many corporations. After a strong performance that ended mid-way through June, the small capitalization market had an equally strong setback in July with the technology and healthcare sectors impacted most heavily, and the smaller capitalization stocks within those sectors impacted most severely. During the balance of the fiscal year, smaller capitalization stocks significantly underperformed larger capitalization investments. The best performing sector was the financial sector which was mildly over-weighted in the Fund. The relatively stronger performance of larger capitalization stocks drove these investments to higher price/earnings ratios and premiums to their growth rates making the high growth sector of the small capitalization market very appealing as an investment with its price/earnings ratios selling at a discount to its projected growth rate.

AS OF NOVEMBER 30, 1996:

GRAPHIC PRESENTATION `A1'' OMITTED.  SEE APPENDIX.


SOURCE: Vesteck


--------------------------------------------------------------------------------

INVESTMENT OUTLOOK AND STRATEGY

We continue to have a positive long-term outlook for the small capitalization asset class. The stocks held by the Fund are selling at a reasonable discount to their growth rates. We expect to continue to find plenty of companies that offer excellent long term growth potential. We believe that the current demographics will favorably impact the growth of new money invested in this sector through substantial increases in retirement savings, and greater investment diversity in these savings.

Our strategy is to focus primarily on stock selection as the key to performance. We search for under-researched companies with excellent balance sheets, recurring revenues, franchise value, and strong committed managements that are likely to be paid for their performance in the stock of their company. The Fund is invested broadly across all sectors to diversify risk. We believe that the Fund is advantageously positioned to benefit from the positive forces in the U.S. economy in 1997.

FTI SMALL CAPITALIZATION EQUITY FUND--NOVEMBER 30, 1996
TOP TEN HOLDINGS

COMPANY                                   SECTOR                                    % OF PORTFOLIO
Registry, Inc.                            Consumer Services                              1.95%
Paychex, Inc.                             Consumer Services                              1.87
Devry, Inc.                               Consumer Services                              1.78
Barrett Resources                         Energy                                         1.77
Genesee & Wyoming, Inc.                   Transportation                                 1.76
Snyder Communications Inc.                Consumer Services                              1.70
Sykes Enterprises, Inc.                   Science & Technology                           1.63
Prepaid Legal Services, Inc.              Consumer Services                              1.60
Jack Henry & Assoc., Inc.                 Science & Technology                           1.52
On Assignment, Inc.                       Consumer Services                              1.50


GRAPHIC PRESENTATION `A2'' OMITTED.  SEE APPENDIX.


FTI SMALL CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1996, compared to the Russell 2000 Index.+

GRAPHIC PRESENTATION `A3'' OMITTED.  SEE APPENDIX.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The FTI International Equity Fund ended the fiscal year with a NAV per share of $10.99 and net assets of $12.1 million. The investment returns for the Fund versus the MSCI EAFE Index* are shown below. For the period from December 22, 1995 through November 30, 1996, the Fund outperformed the benchmark index by 2.64%. The relative outperformance was due to three primary factors: 1) stock selection in the U.K. and Europe, 2) overweight positions relative to the benchmark index in Hong Kong and Latin America, and an underweight position in Japan and 3) the hedging of the portfolio's Japanese Yen exposure, which given the weakness in the Yen, produced gains for the Fund.

                                                                       1996 YTD
                                                                      ----------
            FTI INTERNATIONAL EQUITY FUND                              10.04%**
            MSCI EAFE INDEX (INCL. NET DIVIDENDS)                       7.40%


     NOTE: 1996 YTD performance since December 22, 1995 (effective date)

 * MSCI EAFE (Morgan Stanley Capital International Europe, Australia, and Far East Index) is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. All listed market returns referring to MSCI indices are for the period January 1, 1996 to November 30, 1996 and are measured in U.S. dollars, unless otherwise noted. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


--------------------------------------------------------------------------------

NOVEMBER 1996 FISCAL YEAR-END MARKET REVIEW

International equity markets increased 7.7% through November (7.40% since the Fund's effective date of December 22, 1995, though performance varied dramatically by region. In developed markets, European equities turned in very strong performances, as investors focused on the benefits to Continental interest rates from the more likely implementation of European Monetary Union ("EMU"). Although the U.K. will likely opt out of EMU, the strength of the U.K. economy and the subsequent strengthening of Sterling contributed to high investment returns to dollar based investors. Japan started the year with high expectations for economic growth and a continuation of the bull market from 1995. As the year progressed, hopes for an acceleration in growth subsided, leaving equities flat for the year (though because of further yen weakness, down 9% in dollars). Asia Pacific and Latin American markets registered gains of 20% on average, though performance within these regions was quite different on a country and stock-specific basis.

As mentioned above, EUROPEAN MARKETS performed quite well during the year (+19.2%). Economic growth was weak in most Continental European countries, however, several factors combined to support the strong rallies seen in European shares. Led by the weak economic outlook, the Bundesbank and neighboring central banks lowered short term interest rates, supporting rallies in European bond markets. Additionally, in response to declining inflation, central banks in peripheral European countries (Sweden, Spain, and Italy) significantly lowered base rates, while their governments addressed their fiscal deficits in order to qualify for EMU. This resulted in a sharp convergence of bond yields throughout European markets, much to the benefit of the peripheral markets. In such an environment, it is no surprise that Sweden (+36.8%) and Spain (+28.2%) out paced their European counterparts, which on average, also produced strong returns. The U.K. (+23.2%) and Ireland (+30.4%), also turned in strong performances, though most of their growth was a result of strong domestic economies and export led growth. The Fund's exposure to highly sought after growth stocks (E.G., SGS THOMSON, COMPASS GROUP) and corporate restructuring stories (E.G., HOECHST, BRITISH PETROLEUM) contributed to the strong performance versus the EAFE Index.

Although economic growth in JAPAN will probably end the March 1997 fiscal year at 2.5%, expectations by the investment community for higher economic growth were not met, thereby disappointing market observers. The weaker than anticipated recovery and the limited commitment of Japanese companies to restructure their operations, resulted in only modest earnings growth when compared to the declines suffered during the recession of the 1990's. The impact of slower growth in the current year is compounded when considering the changes that will occur in fiscal policy for 1997. Much of the pick-up that was seen in consumer spending in 1996 was in anticipation of an increase in the consumption tax from 3% to 5% in April 1997. Thus even though economic growth in 1996 fell short of expectations, some of the 1997 consumer spending has already been brought forward to the current year. This "borrowed" spending, combined with a reduction in government infrastructure expenditures for 1997, led analysts to downgrade their growth expectations in Japan for next year as well. The Japanese equity market was flat for the year through November (in yen), with autos (on the strength of new models and consumer spending growth) and non-commodity technology companies outperforming the stagnant market.

There was a marked difference in performance year-to-date among the various ASIA PACIFIC markets. Hong Kong (+33.8%) was clearly the best performer, as the market benefited from a bond rally in the U.S. after the


--------------------------------------------------------------------------------

March sell-off, a recovery in the Hong Kong residential property market, a stronger Chinese economy, and reduced tension over the issue of the changeover to China that will occur on July 1, 1997. The Fund's overweight position in Hong Kong property and financial stocks (E.G., CHEUNG KONG, HSBC) was beneficial as those sectors performed well given the economic backdrop. The Malaysian market (+24.6%) also benefited from a well managed cooling of the previously overheated economy, and a marked turnaround in its balance of trade. Conversely, Singapore (-8.5%), Korea (-29.1%), and Thailand (-28.3%) dealt with weaker export growth in response to the poor DRAM semi-conductor market, high interest rates to rein in previously high economic growth, and political unrest (in the latter two countries).

LATIN AMERICAN EQUITIES produced excellent gains for the region as a whole, increasing 18.7% through November. The performance among the four major markets differed with Brazil (+35.7%), Mexico (+14.9%), and Argentina (+13.4%) doing well, while Chile (-9.0%) lagged its regional neighbors as economic growth in the perennially strong economy decelerated slightly. The economies in the former three markets all showed strong signs of recovering from the 1995 recessions that resulted from the devaluation in Mexico in December 1994. Of note, however most of the Brazilian stock market gains were generated by recently or soon to be privatized companies in the utility sector, while private sector Brazilian companies sharply underperformed the local index. The Fund's emphasis on public sector companies and, in particular, TELEBRAS (telecom) and CEMIG (electricity) contributed significantly to the Fund's overall returns. Strength in Mexican and Argentine shares were more company specific, though the Argentine market rallied significantly after the dismissal of the Former Finance Minister Cavallo and the subsequent replacement by Mr. Fernandez, as it became apparent that government reforms would continue.

INVESTMENT OUTLOOK AND STRATEGY:

Looking to 1997 we see a favorable environment for international equities. Inflation does not appear to be a concern, while growth in the U.K., Europe, Latin America, and Asia Pacific should accelerate in 1997, with the corresponding favorable impact on corporate earnings growth in those regions. With inflationary concerns relatively low, the interest rate backdrop is likely to remain favorable for equities (pre-emptive interest rate hikes in the U.K. are unlikely to dampen investor interest in U.K. equities). The portfolio is positioned to capitalize on the growth potential in those regions, with particular emphasis on companies that can benefit from secular investment themes such as aging demographics, technological change, corporate restructuring, industry consolidation, and emerging markets growth. The counter to our positive stance on the above regions is our underweight position in Japan, where economic growth will likely decelerate in 1997, as planned fiscal tightening further restricts consumer spending.


FTI INTERNATIONAL EQUITY FUND--NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                              REGIONAL ALLOCATION

GRAPHIC PRESENTATION `A4'' OMITTED.  SEE APPENDIX.


                               SECTOR ALLOCATION
GRAPHIC PRESENTATION `A4'' OMITTED.  SEE APPENDIX.


                             TOP REGIONAL HOLDINGS

     REGION                   COMPANY                      SECTOR            % OF PORTFOLIO
----------------    ----------------------------    ---------------------    --------------
                                                    Intermediate &
U.K./IRELAND        Siebe PLC                       Capital Goods                  1.9%
                    British Aerospace               Science & Technology           1.8%
EUROPE              Veba AG                         Utilities                      2.1%
                    ING Groep, N.V.                 Financial                      2.1%
JAPAN               Canon Inc.                      Science & Technology           2.6%
                    Matsushita Electric
                    Industrial Co.                  Science & Technology           2.3%
ASIA PACIFIC        HSBC Holdings PLC               Financial                      1.5%
                    Mandarin Oriental               Consumer                       1.1%
LATIN AMERICA       Telecomunicacoes Brasileras     Utilities                      1.4%
                    Companhia Energetica de
                    Minos Gerais                    Utilities                      1.2%



FTI INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1996, compared to the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE Index).+

GRAPHIC PRESENTATION `A5'' OMITTED.  SEE APPENDIX.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL BOND FUND
FTI GLOBAL BOND FUND

PERFORMANCE

The FTI International Bond Fund ended the fiscal year with a NAV per share of $10.20 and total net assets of $5.2 million. The FTI Global Bond Fund ended the fiscal year with a NAV per share of $10.42 and total net assets of $1.1 million. The investment returns for the FTI International Bond Fund and the FTI Global Bond Fund versus the Salomon Brothers Non-U.S. Dollar World Government Bond Index* and the Salomon Brothers World Government Bond Index*, respectively, are shown below. Both Funds moderately underperformed their benchmark after expenses. This underperformance was due to Fund expenses, as well as transaction costs incurred when investing cash flows.

                                                                       1996 YTD
                                                                      ----------
            FTI INTERNATIONAL BOND FUND                                3.75%**
            SALOMON BROTHERS NON-U.S. DOLLAR WORLD
              GOVERNMENT BOND INDEX                                     5.13%
            NOTE: 1996 YTD performance since December 22, 1995
              (effective date)

                                                                       1996 YTD
                                                                      ----------
            FTI GLOBAL BOND FUND                                       5.02%**
            SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX                5.04%
            NOTE: 1996 YTD performance since December 22, 1995
              (effective date)


 * Salomon Brothers Non-U.S. Dollar World Government Bond Index. The indices of nonbase currency sectors exclude respective base currency bond markets from the calculation and, in turn, are stated in terms of the base currency. The index includes the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States (collectively, the "WGBI Countries"). Therefore, the Non-U.S. Dollar World Government Bond Index includes all WGBI Countries, except the United States, and is stated in U.S. dollar terms. Salomon Brothers World Government Bond Index is a market capitalization-weighted index consisting of government bond markets of the WGBI Countries. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


--------------------------------------------------------------------------------

NOVEMBER 1996 FISCAL YEAR-END MARKET REVIEW

1996 was a bittersweet year for global/international fixed income investors. In local currency terms, every major bond market outpaced the U.S. market, however, an appreciating U.S. dollar erased much of this outperformance. It was also an unusual year for global/international bond markets. The three major bond markets, the U.S., Japan and Germany, produced the lowest returns while the highest returns were earned in the riskiest markets, led by emerging markets and the peripheral European bond markets.
The U.S. market was the most volatile of the major markets this year, as perceptions of the strength of the economy shifted back and forth throughout the year. At the beginning of the year, the Federal Reserve Board (the "Fed") cut short-term interest rates in response to seemingly weak economic activity. A series of strong employment reports and rising consumer spending quickly dashed hopes of further interest rate cuts, prompting some of the largest one day falls in bond prices in a decade. By early July, bond yields had risen above 7.00% from 6.00% at the beginning of the year, as analysts feared that stronger growth would prompt the Fed to raise interest rates. For the balance of the year, yields fell back to 6.60% as growth remained steady and the likelihood of any move by the Fed receded. The dollar benefitted from the relative strength of the U.S. economy and falling interest rates overseas, leading the dollar to its highest levels against the Yen since early 1993. Throughout the year we hedged a portion of the Fund's currency exposure back to U.S. dollars, protecting that part of the portfolio from the negative impact of the rising dollar.

The Canadian and Australian markets have typically tracked the U.S. market closely, tending to outperform the U.S. in a rallying environment, and underperforming in a selloff, but this pattern was shattered this year. Political developments in both countries (the election of a conservative government in Australia, and the lessening of the Quebec sovereignty threat in Canada), boosted those markets, while continued progress to reduce fiscal deficits and favorable inflation outcomes permitted central banks to cut interest rates. In Canada, the subdued pace of domestic demand led the Canadian central bank to bring short-term rates below U.S. rates and down to the lowest levels in a generation. Bond yields in both countries fell even as U.S. yields rose.

European bond markets have been dominated by two related influences: the European Monetary Union ("EMU") project, and the weakness of economic activity. Politicians across Europe continually affirmed their commitment to making EMU happen on schedule in 1999. Accordingly, financial markets moved to reflect the increasing probability of EMU, bringing yields in core European markets (most notably France) down to the same levels as Germany. Meanwhile, the Italian and Spanish governments continued to press for membership of EMU from the beginning, despite budget deficits that seemed likely to miss the reference levels specified in the Maastricht Treaty EMU blueprint (the "criteria") by a wide margin. The building momentum towards EMU nevertheless benefitted these markets, as investors began to price in the possibility of EMU membership in 2000 or 2001. When governments announced very ambitious budget plans aimed at achieving the reference criteria, a renewed round of yields convergence followed, bringing ten year Italian yields to 1.75% over German government bonds from 4.75% at the beginning of the year. Sluggish growth and falling interest rates and inflation provided further reasons for investors to increase weightings in these "peripheral markets." The Fund remained heavily invested in these markets for much of the year (approximately one quarter of portfolio assets was invested in these "peripheral" markets).


--------------------------------------------------------------------------------

The German economy's sluggish growth performance continued throughout the year, the only bright spot being the export sector, which benefitted from the depreciation of the German Mark against the dollar and other European currencies. The Bundesbank led short-term rates down to 3.00% bringing down long-term yields. In France, the government's commitment to EMU was sorely tested by double digit unemployment, industrial action and plummeting popular support.

The U.K. bond market was the desert in the middle of the oasis in Europe. While convergence Europhoria reigned elsewhere, the Major led government took an increasingly hardline and isolated position on EMU. A vanishing parliamentary majority forced the government to take heed of the increasingly vocal right wing of their Party, who remain staunchly opposed to the further integration of the U.K. within Europe, leading the government to all but rule out membership of EMU in 1999. Relations with other members of the European Union were further soured by the government's handling of the "mad-cow disease" crisis. The economic situation was also very different, with growth resurgent, prompting the Bank of England to raise interest rates even as rates were falling elsewhere in Europe. This growth environment sent the pound soaring but battered bond prices. By the end of the reporting period, with U.K. yields now the highest in Europe, we increased our allocations to the "gilt" market.

In Japan, the economy disappointed after an astonishingly strong first quarter. Despite holding short-term interest rates at 0.5% for the whole year, demand remained anemic. The financial sector utilized the increased liquidity in the domestic and international bond markets to repair balance sheets that had been destroyed by five years of falling equity and real estate values. Bond yields fell to record low levels (below 2.50% for ten year bonds). The Ministry of Finance encouraged foreign investment both to push down the value of the Yen (and to boost exports) and to boost returns above the dismal returns offered by Japanese assets. These capital outflows also contributed to the strong performance of some overseas markets this year (notably Australia).

INVESTMENT OUTLOOK AND STRATEGY:

Looking out to 1997, we believe that European bonds should continue to provide good returns in the early part of the year as central banks could continue to be forced to offset tight fiscal policy with low interest rates. Additionally, all markets should benefit from the continuation of Japanese outflows which will further push down the value of the Yen. Within the dollar block, Australian bonds should continue to provide superior performance relative to the U.S. Japanese bonds offer little value at such low yield levels, however, if short-term rates remain unchanged, little movement is expected. A change of government to a much more "euro-friendly" administration should boost U.K. bond prices by the middle of the year.


FTI INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
FTI INTERNATIONAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI International Bond Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1996, compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index ("SBNUSDWGBI").+

GRAPHIC PRESENTATION `A6'' OMITTED.  SEE APPENDIX.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The SBNUSDWGBI has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The SBNUSDWGBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


FTI GLOBAL BOND FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
FTI GLOBAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI Global Bond Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1996, compared to the Salomon Brothers World Government Bond Index ("SBWGBI").+

GRAPHIC PRESENTATION `A7'' OMITTED.  SEE APPENDIX.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The SBWGBI has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The SBWGBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


FTI SMALL CAPITALIZATION EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

  SHARES                                         VALUE
-----------------------------------------------------------
            COMMON STOCKS--98.9%
            ADVERTISING--2.4%
      6,500 HA-LO Industries, Inc.            $    250,250
      7,950 (a)Outdoor Systems, Inc.               201,731
                                              ------------
            Total                                  451,981
                                              ------------
            AUCTION HOUSE--1.1%
     12,000 Sothebys Holdings, Inc., Class A       211,500
                                              ------------
            AUTOMOBILE--1.1%
     12,000 (a)Ugly Duckling Corp.                 208,500
                                              ------------
            BANKING--1.9%
     18,000 Security Bank Holding Co.              155,250
      6,500 Texas Regional Bancshares, Inc.,
              Class A                              219,375
                                              ------------
                                                   374,625
                                              ------------
            BUILDING PRODUCTS--1.1%
     30,000 (a)Morgan Products, Ltd.               210,000
                                              ------------
            CLOTHING & TEXTILES--0.7%
      8,500 (a)Donna Karan International,
              Inc.                                 139,188
                                              ------------
            COMMERCIAL SERVICES--14.9%
     10,000 (a)Abacus Direct Corp.                 242,500
      6,500 (a)Caribiner International, Inc.       286,812
      4,800 (a)Cohr, Inc.                          100,800
     20,600 (a)Core, Inc.                          203,425
      3,000 (a)Corestaff, Inc.                     179,375
      8,000 (a)DeVRY, Inc.                         357,000
      6,000 (a)Health Management Systems,
              Inc.                                  89,625
     10,000 (a)Lason Holdings, Inc.                195,000
     10,000 (a)On Assignment, Inc.                 300,000
      7,000 Paychex, Inc.                          374,500
     23,000 (a)Prepaid Legal Services, Inc.        319,125
     14,800 (a)Professional Staff PLC, ADR         139,675
      1,600 (a)Quintiles Transnational Corp.        96,800
                                              ------------
            Total                                2,884,637
                                              ------------
            COMPUTER SERVICES--7.0%
      2,700 (a)Bisys Group, Inc.                   100,575
     10,000 (a)CCC Information Service
              Group, Inc.                          155,000
      8,000 (a)DST Systems, Inc.                   259,000
      8,000 Jack Henry & Associates, Inc.          304,000
     16,000 (a)Object Design, Inc.                 206,000
      7,500 (a)Sykes Enterprises, Inc.             326,250
                                              ------------
            Total                                1,350,825
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
            COMMON STOCKS (continued)
            COMPUTER SOFTWARE--7.1%
      5,000 (a)CBT Group PLC, ADR             $    287,500
      1,800 HBO & Co.                              102,375
     15,000 (a)Interlink Computer Sciences,
              Inc.                                 198,750
     11,000 (a)MetaTools, Inc.                     203,500
     10,000 (a)OrCAD, Inc.                         100,000
      3,000 (a)Peoplesoft, Inc.                    274,500
      4,500 (a)Veritas Software Corp.              208,688
                                              ------------
            Total                                1,375,313
                                              ------------
            COMPUTERS--2.2%
      2,500 (a)Electronics for Imaging, Inc.       212,500
      6,000 (a)Transaction Systems
              Architects, Inc., Class A            217,500
                                              ------------
            Total                                  430,000
                                              ------------
            CONSULTING SERVICES--5.6%
      5,000 (a)Cambridge Technology
              Partners, Inc.                       152,500
      9,000 (a)META Group, Inc.                    253,125
     10,700 (a)Metzler Group, Inc.                 283,550
      8,000 (a)Registry, Inc.                      391,000
                                              ------------
            Total                                1,080,175
                                              ------------
            ENTERTAINMENT--1.3%
      7,500 (a)Regal Cinemas, Inc.                 244,688
                                              ------------
            ENVIRONMENTAL CONTROL--1.0%
      5,500 (a)U.S. Filter Corp.                   188,375
                                              ------------
            FINANCIAL SERVICES--5.4%
      6,300 (a)Charter One Financial, Inc.         274,050
     21,000 (a)Dime Community Bancorp, Inc.        295,312
      6,000 Penncorp Financial Group, Inc.         206,250
      6,000 TCF Financial Corp.                    270,000
                                              ------------
            Total                                1,045,612
                                              ------------
            FOOD & BEVERAGE--0.7%
     20,000 (a)Coffee People, Inc.                 136,250
                                              ------------
            FUNERAL SERVICES--1.3%
     12,000 (a)Equity Corporation
              International                        258,000
                                              ------------
            HEALTHCARE--0.8%
     12,000 (a)Orthodontic Centers of
              America, Inc.                        151,500
                                              ------------
            INSURANCE--7.7%
      4,400 Berkley, W. R. Corp.                   231,000
      6,000 Capital Re Corp.                       230,250


FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                         VALUE
-----------------------------------------------------------
            COMMON STOCKS (continued)
            INSURANCE (continued)
      6,000 Executive Risk, Inc.              $    240,000
        700 MMI Companies, Inc.                     21,612
      2,500 (a)Markel Corp.                        212,500
      7,000 SunAmerica, Inc.                       293,125
      2,400 Transatlantic Holdings, Inc.           191,100
      2,500 UICI                                    70,000
                                              ------------
            Total                                1,489,587
                                              ------------
            MANUFACTURING--1.9%
      3,000 Chicago Miniature Lamp, Inc.           100,500
     20,000 (a)Gradall Industries, Inc.            267,500
                                              ------------
            Total                                  368,000
                                              ------------
            MEDICAL SUPPLIES--4.7%
      5,000 (a)IDEXX Laboratories, Inc.            175,000
     10,000 (a)Kensey Nash Corp.                   162,500
      6,900 (a)Lincare Holdings, Inc.              274,275
      8,400 (a)Sola International, Inc.            295,050
                                              ------------
            Total                                  906,825
                                              ------------
            METALS & MINING--1.1%
     12,000 Oregon Steel Mills                     205,500
                                              ------------
            NETWORKING PRODUCTS--3.0%
      4,500 (a)Citrix Systems Inc.                 205,312
     13,300 (a)Digex, Inc.                         137,987
        500 (a)International Network
              Services                              16,000
      6,000 (a)Legato Systems, Inc.                210,000
                                              ------------
            Total                                  569,299
                                              ------------
            OFFICE EQUIPMENT--1.2%
      7,600 (a)U.S. Office Products Co.            235,600
                                              ------------
            OIL--8.2%
      5,000 (a)BJ Services Co.                     238,750
      8,700 (a)Barrett Resources                   354,525
     12,500 (a)Oceaneering International,
              Inc.                                 207,813
      8,000 Parker & Parsley Petroleum Co.         264,000
      4,000 (a)Reading & Bates Corp.               116,000
      2,800 (a)Transocean Offshore, Inc.           168,700
     10,700 (a)Veritas DGC, Inc.                   228,713
                                              ------------
            Total                                1,578,501
                                              ------------
            PERSONAL CARE PRODUCTS--0.3%
     12,000 Enamelon, Inc.                          65,250
                                              ------------

 SHARES OR
 PRINCIPAL
  AMOUNT                                         VALUE
-----------------------------------------------------------
            COMMON STOCKS (continued)
            PHARMACEUTICALS--2.2%
    100,000 (a)Boston Life Sciences, Inc.     $     75,000
     15,000 (a)Fuisz Technologies Ltd.             121,875
      7,000 (a)Interneuron Pharmaceuticals         136,500
      3,000 (a)Vivus, Inc.                         103,125
                                              ------------
            Total                                  436,500
                                              ------------
            REAL ESTATE--1.4%
     11,000 (a)Arden Realty Group, Inc.            265,375
                                              ------------
            RECREATION--1.0%
      6,000 (a)Family Golf Centers, Inc.           187,500
                                              ------------
            RETAIL--1.6%
      5,000 Regis Corp. Minnesota                  125,000
      5,000 Tiffany & Co.                          184,375
                                              ------------
            Total                                  309,375
                                              ------------
            SECURITIES--1.1%
      6,000 Jefferies Group, Inc.                  215,250
                                              ------------
            TELECOMMUNICATIONS--3.6%
      2,000 (a)ADC Telecommunications, Inc.         72,500
     14,500 (a)Metro One Telecommunications        119,625
      6,000 (a)PictureTel Corp.                    166,500
     14,000 (a)Snyder Communications, Inc.         341,250
                                              ------------
            Total                                  699,875
                                              ------------
            TRANSPORTATION--4.3%
     10,000 (a)Genesee & Wyoming, Inc.,
              Class A                              351,250
     10,000 (a)Heartland Express, Inc.             236,250
      6,000 (a)Wisconsin Central
              Transportation Corp.                 244,500
                                              ------------
            Total                                  832,000
                                              ------------
            TOTAL COMMON STOCKS (identified
              cost $17,770,789)                 19,105,606
                                              ------------
            (B)REPURCHASE AGREEMENT--4.7%
$   901,000 J.P. Morgan & Co., Inc., 4.50%,
              dated 11/27/1996, due
              12/2/1996 (at amortized cost)        901,000
                                              ------------
            TOTAL INVESTMENTS (identified
              cost $18,671,789)(c)            $ 20,006,606
                                              ============



FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

(a) Non income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $18,699,573. The net unrealized appreciation of investments on a federal tax basis amounts to $1,307,033 which is comprised of $2,316,267 appreciation and $1,009,234 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($19,317,565) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt
PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)


FTI SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $18,671,789 and tax cost $18,699,573)          $20,006,606
-----------------------------------------------------------------------------------------------------
Income receivable                                                                                               4,541
-----------------------------------------------------------------------------------------------------     -----------
    Total assets                                                                                           20,011,147
-----------------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                             $631,933
------------------------------------------------------------------------------------------
Payable to bank                                                                                 21,270
------------------------------------------------------------------------------------------
Accrued expenses                                                                                40,379
------------------------------------------------------------------------------------------     -------
    Total liabilities                                                                                         693,582
-----------------------------------------------------------------------------------------------------     -----------
Net Assets for 1,598,693 shares outstanding                                                               $19,317,565
-----------------------------------------------------------------------------------------------------     -----------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
Paid in capital                                                                                           $18,208,200
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                  1,334,817
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                                 (225,452)
-----------------------------------------------------------------------------------------------------     -----------
    Total Net Assets                                                                                      $19,317,565
-----------------------------------------------------------------------------------------------------     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------------------
$19,317,565 / 1,598,693 shares outstanding                                                                     $12.08
-----------------------------------------------------------------------------------------------------     -----------


(See Notes which are an integral part of the Financial Statements)


FTI SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1996(A)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------------
Dividends                                                                                                  $   19,049
-------------------------------------------------------------------------------------------------------
Interest                                                                                                       61,271
-------------------------------------------------------------------------------------------------------    ----------
    Total income                                                                                               80,320
-------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                       $  98,496
------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                        68,443
------------------------------------------------------------------------------------------
Custodian fees                                                                                    9,006
------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         14,959
------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        10,983
------------------------------------------------------------------------------------------
Legal fees                                                                                       11,775
------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                        47,597
------------------------------------------------------------------------------------------
Share registration costs                                                                         16,408
------------------------------------------------------------------------------------------
Printing and postage                                                                              9,337
------------------------------------------------------------------------------------------
Insurance premiums                                                                                2,662
------------------------------------------------------------------------------------------
Miscellaneous                                                                                     6,878
------------------------------------------------------------------------------------------     --------
    Total expenses                                                                              296,544
------------------------------------------------------------------------------------------
    Reimbursement of operating expenses                                                        (148,800)
------------------------------------------------------------------------------------------     --------
        Net expenses                                                                                          147,744
-------------------------------------------------------------------------------------------------------    ----------
            Net operating loss                                                                                (67,424)
-------------------------------------------------------------------------------------------------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                             (225,452)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                        1,334,817
-------------------------------------------------------------------------------------------------------    ----------
    Net realized and unrealized gain on investments                                                         1,109,365
-------------------------------------------------------------------------------------------------------    ----------
        Change in net assets resulting from operations                                                     $1,041,941
-------------------------------------------------------------------------------------------------------    ----------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   PERIOD ENDED
                                                                                               NOVEMBER 30, 1996(A)
                                                                                               --------------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------------
Net operating loss                                                                                 $    (67,424)
-------------------------------------------------------------------------------------------
Net realized loss on investments ($197,668 loss as computed for federal tax purposes)                  (225,452)
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                  1,334,817
-------------------------------------------------------------------------------------------        ------------
    Change in net assets resulting from operations                                                    1,041,941
-------------------------------------------------------------------------------------------        ------------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                         20,583,257
-------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                              (2,307,633)
-------------------------------------------------------------------------------------------        ------------
    Change in net assets resulting from share transactions                                           18,275,624
-------------------------------------------------------------------------------------------        ------------
        Change in net assets                                                                         19,317,565
-------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------
Beginning of period                                                                                          --
-------------------------------------------------------------------------------------------        ------------
End of period                                                                                      $ 19,317,565
-------------------------------------------------------------------------------------------        ------------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                  PERIOD ENDED
                                                                                              NOVEMBER 30, 1996(A)
                                                                                              ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net operating loss                                                                                   (0.04)
------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                       2.12
------------------------------------------------------------------------------------------           -------
Total from investment operations                                                                        2.08
------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                       $ 12.08
------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                       20.80%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
  Expenses                                                                                              1.50% *
------------------------------------------------------------------------------------------
  Net operating loss                                                                                   (0.68%)*
------------------------------------------------------------------------------------------
  Expense reimbursement (c)                                                                             1.51% *
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $19,318
------------------------------------------------------------------------------------------
  Average commission rate paid                                                                       $0.0334
------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                      94%
------------------------------------------------------------------------------------------


* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 SHARES                                          VALUE
-----------------------------------------------------------
           COMMON STOCKS--95.1%
           ARGENTINA--2.2%
  26,000   Banco de Galicia y Buenos Aires
             S.A. de C.V., Class B            $    143,838
   3,200   Telecom Argentina S.A., ADR             126,000
                                              ------------
           TOTAL ARGENTINA                         269,838
                                              ------------
           AUSTRALIA--0.7%
  13,900   Westpac Banking, Corp., Sydney           83,156
                                              ------------
           BRAZIL--2.7%
   4,900   (a)Companhia Energetica de Minas
             Gerais, ADR                           152,513
   2,200   Telecomunicacoes Brasileras, ADR        166,650
                                              ------------
           TOTAL BRAZIL                            319,163
                                              ------------
           FINLAND--0.7%
   2,700   (a)KCI Konecranes                        83,346
                                              ------------
           FRANCE--7.6%
     250   (a)Carrefour Supermarche                154,390
     400   Castorama Dubois Investisse              70,447
   3,400   Lagardere S.C.A.                        102,837
   3,300   (a)SGS-Thomson Microelectronics
             N.V.                                  218,261
   4,900   Scor S.A.                               173,064
   2,427   Total S.A.-B                            194,065
                                              ------------
           TOTAL FRANCE                            913,064
                                              ------------
           GERMANY--6.7%
   1,900   Adidas AG                               164,911
   8,400   (a)Deutsche Lufthansa AG                108,133
   3,600   Hoechst AG                              157,519
   2,400   Siemens AG                              115,623
   4,450   Veba AG                                 260,242
                                              ------------
           TOTAL GERMANY                           806,428
                                              ------------
           HONG KONG--6.8%
   4,400   (a)Asia Satellite
             Telecommunications Holdings
             Ltd., ADR                             111,650
  13,000   (a)Cheung Kong                          114,330
   9,078   HSBC Holdings PLC                       189,027
  89,000   Mandarin Oriental                       136,170
  35,000   (a)New World Infrastructure             104,113
   6,000   Sun Hung Kai Properties                  74,496
  10,000   Swire Pacific Ltd.-Class A               94,736
                                              ------------
           TOTAL HONG-KONG                         824,522
                                              ------------
           INDONESIA--0.3%
   1,200   PT TeleKom, Class CS, ADR                39,450
                                              ------------

 SHARES                                          VALUE
-----------------------------------------------------------
           COMMON STOCKS (continued)
           IRELAND--2.6%
  20,217   Bank of Ireland                    $    176,070
   4,400   (a)Elan Corp. PLC, ADR                  130,900
                                              ------------
           TOTAL IRELAND                           306,970
                                              ------------
           ITALY--3.0%
  23,100   Banca Pop Di Milano                     118,094
  30,500   Fiat SPA                                 89,129
  64,700   (a)Telecom Italia Mobile                152,152
                                              ------------
           TOTAL ITALY                             359,375
                                              ------------
           JAPAN--25.9%
   9,000   Canon Sales Co., Inc.                   225,988
  15,000   (a)Canon, Inc.                          316,067
   2,000   Circle K Japan Co. Ltd.                  87,796
   6,000   Credit Saison Co. Ltd.                  137,489
      18   DDI Corp.                               128,797
  26,000   (a)Daicel Chemical Industries           123,494
  10,000   Hankyu Department Stores, Inc.          118,525
  15,000   (a)Hitachi, Ltd.                        139,596
   1,100   Keyence Corp.                           133,275
   3,300   Laox                                     50,702
  16,000   (a)Matsushita Electric Industrial
             Co.                                   276,734
  17,000   Minebea Co.                             145,075
  30,000   Mitsubishi Heavy Industries Ltd.        244,952
  51,000   (a)NKK Corp.                            125,373
       5   NTT Data Communications Systems
             Co.                                   148,376
  13,000   Nisshinbo Industries                    114,135
   8,000   Nomura Securities Co. Ltd.              134,855
  12,000   Onward Kashiyama Co. Ltd.               167,515
   3,000   Rohm Co                                 184,372
   8,000   Yamatake-Honeywell                      129,939
                                              ------------
           TOTAL JAPAN                           3,133,055
                                              ------------
           KOREA--0.7%
   6,100   (a)Korea Mobile Telecomm Corp.,
             ADR                                    79,300
                                              ------------
           MALAYSIA--1.5%
  28,000   DCB Holdings Berhad                      95,845
  10,000   United Engineers Ltd.                    90,621
                                              ------------
           TOTAL MALAYSIA                          186,466
                                              ------------
           MEXICO--1.8%
  21,000   Apasco S.A. de CV                       141,118
   1,600   Pan American Beverage, Class A           74,800
                                              ------------
           TOTAL MEXICO                            215,918
                                              ------------



FTI INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

 SHARES                                          VALUE
-----------------------------------------------------------
           COMMON STOCKS (continued)
           NETHERLANDS--4.5%
   2,835   Ahold N.V.                         $    177,403
   7,397   (a)ING Groep, N.V.                      259,107
   2,300   PolyGram N.V.                           110,845
                                              ------------
           TOTAL NETHERLANDS                       547,355
                                              ------------
           NEW ZEALAND--0.8%
   5,600   (a)Tranz Rail Holdings Ltd., ADR        100,100
                                              ------------
           PERU--0.8%
  51,100   Telefonica Del Peru CPT, Class B        100,243
                                              ------------
           PHILIPPINES--0.8%
 205,000   (a)Fortune Cement Corp.                  99,435
                                              ------------
           PORTUGAL--0.3%
   1,300   Portugal Telecom S.A., ADR               34,450
                                              ------------
           SPAIN--2.2%
  12,000   Iberdrola S.A.                          138,490
   6,100   Vallehermosa S.A.                       126,907
                                              ------------
           TOTAL SPAIN                             265,397
                                              ------------
           SWEDEN--2.4%
   3,500   Astra AB, Class A                       167,818
   4,800   Scania AB, Class A                      120,436
                                              ------------
           TOTAL SWEDEN                            288,254
                                              ------------
           SWITZERLAND--5.2%
     180   ABB AG                                  225,224
     100   Ciba-Giegy AG                           123,744
      17   Roche Holding AG                        130,679
  10,100   (a)TAG Heuer International S.A.,
             ADR                                   141,400
                                              ------------
           TOTAL SWITZERLAND                       621,047
                                              ------------

SHARES OR
PRINCIPAL
 AMOUNT                                          VALUE
-----------------------------------------------------------
           COMMON STOCKS (continued)
           UNITED KINGDOM--14.9%
  11,372   British Aerospace                  $    221,207
  14,525   (a)British Petroleum Co. PLC            167,948
  17,000   Compass Group                           173,344
  27,084   Electrocomponents PLC                   201,035
  19,000   Hays PLC                                170,419
  31,732   Lloyds TSB Group PLC                    219,798
   5,500   Reed International PLC                  106,569
  14,170   Siebe PLC                               226,201
  38,000   Smith & Nephew                          118,510
  13,847   Smithkline Beecham Corp.                190,897
                                              ------------
           TOTAL UNITED KINGDOM                  1,795,928
                                              ------------
           TOTAL COMMON STOCKS (identified
             cost $10,965,737)                  11,472,260
                                              ------------
           CORPORATE BONDS--1.4%
           UNITED KINGDOM--1.4%
  41,000   British Airways Capital, Conv.
             Bond, 9.75%, 6/15/2005
             (identified cost $155,321)            174,650
                                              ------------
           (B)REPURCHASE AGREEMENTS--5.1%
$618,000   J.P. Morgan & Co., Inc., 4.50%,
             dated 11/27/1996, due 12/2/1996
             (at amortized cost)                   618,000
                                              ------------
           TOTAL INVESTMENTS (identified
             cost $11,739,058)(c)             $ 12,264,910
                                              ============


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $11,741,285. The net unrealized appreciation of investments on a federal tax basis amounts to $523,625 which is comprised of $946,371 appreciation and $422,746 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets ($12,065,451) at November 30, 1996.

The following acronyms are used throughout this portfolio:

     ADR  -- American Depository Receipt
     PLC  -- Public Limited Company
     SPA  -- Standby Purchase Agreement


(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $11,739,058 and tax cost $11,741,285)          $12,264,910
-----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified and tax cost $4,505)                                         4,614
-----------------------------------------------------------------------------------------------------
Income receivable                                                                                              12,612
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                                85,803
-----------------------------------------------------------------------------------------------------
Net receivable for forward foreign currency exchange contracts                                                  9,188
-----------------------------------------------------------------------------------------------------     -----------
    Total assets                                                                                           12,377,127
-----------------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                            $254,820
------------------------------------------------------------------------------------------
Payable to bank                                                                                 9,401
------------------------------------------------------------------------------------------
Payable for taxes withheld                                                                      2,785
------------------------------------------------------------------------------------------
Accrued expenses                                                                               44,670
------------------------------------------------------------------------------------------    -------
    Total liabilities                                                                                         311,676
-----------------------------------------------------------------------------------------------------     -----------
Net Assets for 1,097,739 shares outstanding                                                               $12,065,451
-----------------------------------------------------------------------------------------------------     -----------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
Paid in capital                                                                                           $11,490,219
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in foreign
currency                                                                                                      526,306
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                               (119,531)
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                           168,457
-----------------------------------------------------------------------------------------------------     -----------
    Total Net Assets                                                                                      $12,065,451
-----------------------------------------------------------------------------------------------------     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------------------
$12,065,451 / 1,097,739 shares outstanding                                                                     $10.99
-----------------------------------------------------------------------------------------------------     -----------


(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1996(A)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $9,826)                                                         $ 68,787
--------------------------------------------------------------------------------------------------------
Interest                                                                                                      26,551
--------------------------------------------------------------------------------------------------------    --------
    Total income                                                                                              95,338
--------------------------------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                        $  55,029
--------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                         67,829
--------------------------------------------------------------------------------------------
Custodian fees                                                                                    19,661
--------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                          14,910
--------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                          9,844
--------------------------------------------------------------------------------------------
Legal fees                                                                                        11,941
--------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                         45,574
--------------------------------------------------------------------------------------------
Share registration costs                                                                          17,100
--------------------------------------------------------------------------------------------
Printing and postage                                                                               9,975
--------------------------------------------------------------------------------------------
Insurance premiums                                                                                 2,607
--------------------------------------------------------------------------------------------
Miscellaneous                                                                                      6,076
--------------------------------------------------------------------------------------------    --------
    Total expenses                                                                               260,546
--------------------------------------------------------------------------------------------
    Reimbursement of operating expenses                                                         (168,000)
--------------------------------------------------------------------------------------------    --------
        Net expenses                                                                                          92,546
--------------------------------------------------------------------------------------------------------    --------
            Net investment income                                                                              2,792
--------------------------------------------------------------------------------------------------------    --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
--------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                            52,073
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                             526,306
--------------------------------------------------------------------------------------------------------    --------
  Net realized and unrealized gain on investments and foreign currency                                       578,379
-------------------------------------------------------------------------------------------------------     --------
    Change in net assets resulting from operations                                                          $581,171
-------------------------------------------------------------------------------------------------------     --------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   PERIOD ENDED
                                                                                               NOVEMBER 30, 1996(A)
                                                                                               --------------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------------
Net investment income                                                                              $      2,792
-------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions ($119,531 net loss, as
computed for federal tax purposes)                                                                       52,073
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                                         526,306
-------------------------------------------------------------------------------------------        ------------
    Change in net assets resulting from operations                                                      581,171
-------------------------------------------------------------------------------------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------------
Distributions from net investment income                                                                 (8,166)
-------------------------------------------------------------------------------------------        ------------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                         11,857,000
-------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared                       363
-------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                                (364,917)
-------------------------------------------------------------------------------------------        ------------
    Change in net assets resulting from share transactions                                           11,492,446
-------------------------------------------------------------------------------------------        ------------
        Change in net assets                                                                         12,065,451
-------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------
Beginning of period                                                                                          --
-------------------------------------------------------------------------------------------        ------------
End of period (including undistributed net investment income of $168,457)                          $ 12,065,451
-------------------------------------------------------------------------------------------        ------------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                   PERIOD ENDED
                                                                                               NOVEMBER 30, 1996(A)
                                                                                               --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $  10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------
  Net investment income                                                                                  0.01(b)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign currency                            0.99
-------------------------------------------------------------------------------------------          --------
Total from investment operations                                                                         1.00
-------------------------------------------------------------------------------------------          --------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------
  Distributions from net investment income                                                              (0.01)
-------------------------------------------------------------------------------------------          --------
NET ASSET VALUE, END OF PERIOD                                                                       $  10.99
-------------------------------------------------------------------------------------------          --------
TOTAL RETURN (C)                                                                                        10.04%
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
  Expenses                                                                                               1.68%*
-------------------------------------------------------------------------------------------
  Net investment income                                                                                  0.05%*
-------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                                       3.05%*
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $ 12,065
-------------------------------------------------------------------------------------------
  Average commission rate paid                                                                       $ 0.0365
-------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                       29%
-------------------------------------------------------------------------------------------


* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

   FOREIGN
  CURRENCY
 PAR AMOUNT
     OR
  PRINCIPAL                                     VALUE IN
   AMOUNT                                     U.S. DOLLARS
-----------------------------------------------------------
               CORPORATE BONDS--10.5%
               GERMANY--5.5%
               FINANCE--5.5%
  180,000,000  (a)Bayerische Landesbank
                 Girozentrale, Unsub.,
                 7.50%, 2/11/1999              $   121,261
   20,600,000  (b)Deutsche Siedlungs LB,
                 Deb., 8.75%, 10/14/1998           165,982
                                                ----------
               TOTAL GERMANY                       287,243
                                                ----------
               JAPAN--1.7%
               FINANCE--1.7%
   10,000,000  Export-Import Bank Japan,
                 Foreign Gov't. Guarantee,
                 2.875%, 7/28/2005                  90,430
                                                ----------
               SWEDEN--3.3%
               FINANCE--3.3%
    1,000,000  Statens Bostads, 10.25%,
                 5/5/2000                          168,741
                                                ----------
               TOTAL CORPORATE BONDS
                 (identified cost $528,431)        546,414
                                                ----------
               GOVERNMENT AGENCIES--84.0%
               ARGENTINA--1.8%
      186,000  (c)Republic of Argentina,
                 5.5%, 4/1/2000                     91,140
                                                ----------
               AUSTRALIA--6.3%
       74,000  Australian Government,
                 10.00%, 2/15/2006                  71,523
      145,000  Treasury Corp. of Victoria,
                 Local Gov't. Guarantee,
                 8.75%, 7/9/2003                   257,187
                                                ----------
               TOTAL AUSTRALIA                     328,710
                                                ----------
               CANADA--7.1%
      185,000  Canada Government, Deb.,
                 6.50%, 6/1/2004                   143,413
       70,000  Canada Government, Deb.,
                 7.50%, 12/1/2003                   57,481
      100,000  (d)Ontario Province, Sr.
                 Unsub. Deb., 6.87%,
                 9/15/2000                         165,906
                                                ----------
               TOTAL CANADA                        366,800
                                                ----------

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
-----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               DENMARK--4.1%
    1,140,000  Kingdom of Denmark, 8.00%,
                 3/15/2006                         $211,140
                                                  ---------
               FRANCE--6.5%
      750,000  Caisse Autonome de Refine,
                 Sr. Unsub. Deb., 7.75%,
                 12/6/1999                          157,866
      890,000  France Telecom, Sr. Unsub.,
                 6.50%, 7/19/1999                   180,064
                                                  ---------
               TOTAL FRANCE                         337,930
                                                  ---------
               GERMANY--14.4%
      240,000  Deutsche Bundespost, (German
                 Post Office), 7.50%,
                 12/2/2002                         173,778
      130,000  Germany Unity Fund, 8.00%,
                 1/21/2002                          96,539
       92,000  Germany (Fed Republic),
                 6.50%, 7/15/2003                   63,786
       40,000  Germany (Fed Republic),
                 5.875%, 5/15/2000                  27,369
      330,000  Germany (Fed Republic),
                 6.00%, 1/5/2006                   219,099
      240,000  Treuhandanstalt, 7.125%,
                 1/29/2003                         171,828
                                                ----------
               TOTAL GERMANY                       752,399
                                                ----------
               IRELAND--6.9%
       70,000  Republic of Ireland, 6.50%,
                 10/18/2001                        120,805
      140,000  Treasury, Deb., 6.25%,
                 4/1/1999                          237,962
                                                ----------
               TOTAL IRELAND                       358,767
                                                ----------
               ITALY--17.4%
1,300,000,000  Buoni Poliennali Del Tes,
                 (Italian Government), Deb.,
                 10.50%, 7/15/1998                 907,457
                                                ----------
               JAPAN--2.3%
   12,900,000  Japan-186, 3.20%, 3/20/2006         119,138
                                                ----------



FTI INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
-----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               NETHERLANDS--1.0%
       90,000  Netherlands Government,
                 Foreign Gov't. Guarantee,
                 6.25%, 7/15/1998                   $54,413
                                                  ---------
               SPAIN--4.4%
   19,500,000  Bonos Y Obligation Del
                 Estado, (Spanish
                 Government), Deb., 8.40%,
                 4/30/2001                          163,027
    8,030,000  Spain (Government), 10.25%,
                 11/30/1998                          66,830
                                                  ---------
               TOTAL SPAIN                          229,857
                                                  ---------
               SWEDEN--1.1%
      400,000  Kingdom of Sweden, 6.00%,
                 2/9/2005                           56,417
                                                ----------
               UNITED KINGDOM--7.2%
      115,000  (e)European Investment Bank,
                 Sr. Unsub. Deb., 8.00%,
                 6/10/2003                         199,384
       10,000  United Kingdom Treasury,
                 10.00%, 2/26/2001                  18,599
       87,000  United Kingdom Treasury,
                 8.50%, 7/16/2007                  156,781
                                                ----------
               TOTAL UNITED KINGDOM                374,764
                                                ----------

  PRINCIPAL                                     VALUE IN
   AMOUNT                                     U.S. DOLLARS
-----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               UNITED STATES--3.5%
   20,000,000  (f)Federal National Mortgage
                 Association, 2.00%,
                 12/20/1999                        $180,312
                                                  ---------
               TOTAL GOVERNMENT AGENCIES
                 (identified cost
                 $4,239,313)                      4,369,244
                                                  ---------
               (G)REPURCHASE AGREEMENT--1.9%
     $101,000  J.P. Morgan & Co., Inc.,
                 4.50%, dated 11/27/1996,
                 due 12/2/1996 (at amortized
                 cost)                              101,000
                                                 ----------
               TOTAL INVESTMENTS (identified
                 cost $4,868,744)(h)             $5,016,658
                                                 ==========


(a) Denominated in Italian Lira.

(b) Denominated in Spanish Peseta.

(c) Denotes a restricted security which is subject to restrictions on resale under Securities laws. At the end of the period, this security represented 1.8% net assets.

(d) Denominated in U.S. Dollars.

(e) Supranational Issuer.

(f) Denominated in Japanese Yen.

(g) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(h) The cost of investments for federal tax purposes amounts to $4,871,448. The net unrealized appreciation of investments on a federal tax basis amounts to $145,210 which is comprised of $169,714 appreciation and $24,504 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($5,201,893) at November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $4,868,744 and tax cost 4,871,448)              $5,016,658
-------------------------------------------------------------------------------------------------------
Cash denominated in foreign currency (identified and tax cost $119,826)                                       122,030
-------------------------------------------------------------------------------------------------------
Income receivable                                                                                             183,009
-------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                               305,898
-------------------------------------------------------------------------------------------------------    ----------
    Total assets                                                                                            5,627,595
-------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                              $364,242
-------------------------------------------------------------------------------------------
Payable to bank                                                                                   5,918
-------------------------------------------------------------------------------------------
Payable for foreign exchange contracts                                                           12,035
-------------------------------------------------------------------------------------------
Payable for taxes withheld                                                                        4,489
-------------------------------------------------------------------------------------------
Accrued expenses                                                                                 39,018
-------------------------------------------------------------------------------------------     -------
    Total liabilities                                                                                         425,702
-------------------------------------------------------------------------------------------------------    ----------
NET ASSETS for 510,209 shares outstanding                                                                  $5,201,893
-------------------------------------------------------------------------------------------------------    ----------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Paid in capital                                                                                            $5,067,094
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                                           137,680
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                (15,581)
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                            12,700
-------------------------------------------------------------------------------------------------------    ----------
    Total Net Assets                                                                                       $5,201,893
-------------------------------------------------------------------------------------------------------    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------------
$5,201,893 / 510,209 shares outstanding                                                                        $10.20
-------------------------------------------------------------------------------------------------------    ----------


(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1996(A)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $7,025)                                                         $ 244,338
-------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                       $  25,680
-------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                        66,394
-------------------------------------------------------------------------------------------
Custodian fees                                                                                   10,398
-------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         14,327
-------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                         9,024
-------------------------------------------------------------------------------------------
Legal fees                                                                                       10,741
-------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                        43,590
-------------------------------------------------------------------------------------------
Share registration costs                                                                         15,689
-------------------------------------------------------------------------------------------
Printing and postage                                                                              9,605
-------------------------------------------------------------------------------------------
Insurance premiums                                                                                2,582
-------------------------------------------------------------------------------------------
Miscellaneous                                                                                     5,795
-------------------------------------------------------------------------------------------    --------
    Total expenses                                                                              213,825
-------------------------------------------------------------------------------------------
    Reimbursement of operating expenses                                                        (169,800)
-------------------------------------------------------------------------------------------    --------
        Net expenses                                                                                          44,025
-------------------------------------------------------------------------------------------------------    ---------
            Net investment income                                                                            200,313
-------------------------------------------------------------------------------------------------------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                                          (133,892)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                             137,680
-------------------------------------------------------------------------------------------------------    ---------
    Net realized and unrealized gain on investments and foreign currency                                       3,788
-------------------------------------------------------------------------------------------------------    ---------
        Change in net assets resulting from operations                                                     $ 204,101
-------------------------------------------------------------------------------------------------------    ---------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   PERIOD ENDED
                                                                                               NOVEMBER 30, 1996(A)
                                                                                               --------------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------------
Net investment income                                                                               $  200,313
-------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions
($13,444 net loss as computed for federal tax purposes)                                               (133,892)
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                                        137,680
-------------------------------------------------------------------------------------------         ----------
    Change in net assets resulting from operations                                                     204,101
-------------------------------------------------------------------------------------------         ----------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------------
Distributions from net investment income                                                               (69,302)
-------------------------------------------------------------------------------------------         ----------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                         5,549,752
-------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                               (482,658)
-------------------------------------------------------------------------------------------         ----------
    Change in net assets resulting from share transactions                                           5,067,094
-------------------------------------------------------------------------------------------         ----------
        Change in net assets                                                                         5,201,893
-------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------
Beginning of period                                                                                         --
-------------------------------------------------------------------------------------------         ----------
End of period (including undistributed net investment income of $12,700)                            $5,201,893
-------------------------------------------------------------------------------------------         ----------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                  PERIOD ENDED
                                                                                              NOVEMBER 30, 1996(A)
                                                                                              ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                                                                 0.47(b)
------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments and foreign currency                                 (0.10)
------------------------------------------------------------------------------------------           -------
Total from investment operations                                                                        0.37
------------------------------------------------------------------------------------------           -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------
  Distributions from net investment income                                                             (0.17)
------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                       $ 10.20
------------------------------------------------------------------------------------------           -------
TOTAL RETURN (C)                                                                                        3.75%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
  Expenses                                                                                              1.20%*
------------------------------------------------------------------------------------------
  Net investment income                                                                                 5.46%*
------------------------------------------------------------------------------------------
  Expense reimbursement (d)                                                                             4.63%*
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $ 5,201
------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                     190%
------------------------------------------------------------------------------------------


* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FTI GLOBAL BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
-----------------------------------------------------------
               CORPORATE BONDS--12.1%
               FRANCE--3.4%
               TELECOMMUNICATIONS-3.4%
      180,000  France Telecom, Sr. Unsub.,
                 6.50%, 7/19/1999              $    36,417
                                                ----------
               GERMANY--5.5%
               FINANCE-5.5%
   40,000,000  (a)Bayerische Landesbank
                 Girozentrale, Unsub.,
                 7.50%, 2/11/1999                   26,947
       29,000  (b)KFW International Finance,
                 Company Guarantee, 7.50%,
                 4/21/2005                          30,921
                                                ----------
               TOTAL GERMANY                        57,868
                                                ----------
               SWEDEN--3.2%
               FINANCE-3.2%
      200,000  Statens Bostads, Bond,
                 10.25%, 5/5/2000                   33,748
                                                ----------
               TOTAL CORPORATE BONDS
                 (identified cost $125,350)        128,033
                                                ----------
               GOVERNMENT AGENCIES--82.3%
               ARGENTINA--1.7%
       37,000  (c)Republic of Argentina,
                 Bond, 5.5625%, 4/1/2000            18,130
                                                ----------
               AUSTRALIA--6.7%
       22,000  Australian Government, Bond,
                 7.50%, 7/15/2005                   18,303
       17,000  Australian Government, Bond,
                 10.00%, 2/15/2006                  16,431
       20,000  Treasury Corp. of Victoria,
                 Local Gov't. Guarantee,
                 8.75%, 7/9/2003                    35,474
                                                ----------
               TOTAL AUSTRALIA                      70,208
                                                ----------
               CANADA--4.6%
       15,000  (b)Canada, Government of,
                 Bond, 6.75%, 8/28/2006             15,455
       42,000  Canada, Government of, Deb.,
                 6.50%, 6/1/2004                    32,559
                                                ----------
               TOTAL CANADA                         48,014
                                                ----------

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
-----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               DENMARK--3.0%
      171,000  Denmark, Bond, 8.00%,
                 3/15/2006                     $    31,671
                                                ----------
               FRANCE--1.0%
       50,000  French Treasury Bill, 7.00%,
                 11/12/1999                         10,359
                                                ----------
               GERMANY--3.5%
       50,000  Deutsche Bundespost, Bond,
                 7.50%, 12/2/2002                   36,204
        2,000  Deutschland Republic, Deb.,
                 6.25%, 1/4/2024                     1,244
                                                ----------
               TOTAL GERMANY                        37,448
                                                ----------
               SUPRANATIONAL--1.6%
       10,000  (d)European Investment Bank,
                 Sr. Unsub., 8.00%,
                 6/10/2003                          17,338
                                                ----------
               IRELAND--1.6%
       10,000  Treasury, Deb., 6.25%,
                 4/1/1999                           16,997
                                                ----------
               ITALY--13.9%
  210,000,000  Buoni Poliennali Del Tes,
                 Deb., 10.50%, 7/15/1998           146,589
                                                ----------
               JAPAN--2.0%
    2,300,000  Japan-186, Bond, 3.20%,
                 3/20/2006                          21,242
                                                ----------



FTI GLOBAL BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
OR FOREIGN
 CURRENCY                                     VALUE IN
PAR AMOUNT                                  U.S. DOLLARS
---------------------------------------------------------
             GOVERNMENT AGENCIES (continued)
             NETHERLANDS--0.6%
    10,000   Netherlands Government,
               6.25%, 7/15/1998              $     6,046
                                              ----------
             SPAIN--5.3%
 6,770,000   Bonos Y Oblig. Del Estado,
               Bond, 8.40%, 4/30/2001             56,600
                                              ----------
             SWEDEN--1.3%
   100,000   Sweden (Kingdom of), 6.00%,
               2/9/2005                           14,104
                                              ----------
             UNITED KINGDOM--3.7%
    13,000   United Kingdom Treasury,
               Bond, 7.50%, 12/7/2006             21,829
    10,000   United Kingdom Treasury,
               Bond, 8.00%, 12/7/2015             17,642
                                              ----------
             TOTAL UNITED KINGDOM                 39,471
                                              ----------
             UNITED STATES--31.8%
10,000,000   (e)Federal National Mortgage
               Association, 2.00%,
               12/20/1999                         90,156
$   70,000   United States Treasury Bill,
               3/27/1997                          68,893

PRINCIPAL
AMOUNT OR                                      VALUE IN
CONTRACTS                                    U.S. DOLLARS
----------------------------------------------------------
           GOVERNMENT AGENCIES (continued)
           UNITED STATES (continued)
$ 50,000   United States Treasury Bond,
             6.25%, 8/15/2023                 $    48,578
  35,000   United States Treasury Bond,
             8.125%, 8/15/2019                     41,847
  30,000   United States Treasury Note,
             5.625%, 11/30/2000                    29,841
  35,000   United States Treasury Note,
             6.375%, 8/15/2002                     35,897
  20,000   United States Treasury Note,
             7.875%, 8/15/2001                     21,669
                                              -----------
           TOTAL UNITED STATES                    336,881
                                              -----------
           TOTAL GOVERNMENT AGENCIES
             (identified cost $853,467)           871,098
                                              -----------
           (F)REPURCHASE AGREEMENT--13.0%
$138,000   J.P. Morgan & Co., Inc., 4.50%,
             dated 11/27/1996, due
             12/2/1996 (at amortized cost)        138,000
                                              -----------
           OPTIONS--0.1%
 100,000   Eurostyle Put Option on U.S.
             Treasuries expires 2/25/97,
             strike @ 105.25 (identified
             cost $1,281)                           1,281
                                              -----------
           TOTAL INVESTMENTS (identified
             cost $1,118,098)(g)              $ 1,138,412
                                              ===========


(a) Denominated in Italian Lira

(b) Denominated in U.S. Dollars.

(c) Denotes a restricted security which is subject to restrictions on resale under securities laws. At the end of the period, this security represented 1.7% net assets.

(d) Denominated in British Pounds.

(e) Denominated in Japanese Yen.

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(g) The cost of investments for federal tax purposes amounts to $1,118,098. The net unrealized appreciation of investments on a federal tax basis amounts to $20,314 which is comprised of $26,954 appreciation and $6,640 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($1,057,876) at November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

                                       37

FTI GLOBAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------------------------------
Investments in repurchase agreements                                                         $  138,000
------------------------------------------------------------------------------------------
Investments in securities                                                                     1,000,412
------------------------------------------------------------------------------------------    ---------
Total investments in securities, at value (identified and tax cost $1,118,098)                             $1,138,412
-------------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified and tax cost $6,905)                                         6,852
-------------------------------------------------------------------------------------------------------
Income receivable                                                                                              28,198
-------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                                48,637
------------------------------------------------------------------------------------------------------     ----------
    Total assets                                                                                            1,222,099
-------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                56,310
------------------------------------------------------------------------------------------
Payable to bank                                                                                  74,812
------------------------------------------------------------------------------------------
Payable for taxes withheld                                                                          786
------------------------------------------------------------------------------------------
Net payable for foreign exchange contracts                                                          328
------------------------------------------------------------------------------------------
Accrued expenses                                                                                 31,987
------------------------------------------------------------------------------------------    ---------
    Total liabilities                                                                                         164,223
-------------------------------------------------------------------------------------------------------    ----------
Net Assets for 101,490 shares outstanding                                                                  $1,057,876
-------------------------------------------------------------------------------------------------------    ----------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Paid in capital                                                                                            $1,004,948
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                                            19,923
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                                  3,639
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                            29,366
-------------------------------------------------------------------------------------------------------    ----------
    Total Net Assets                                                                                       $1,057,876
-------------------------------------------------------------------------------------------------------    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------------
$1,057,876 / 101,490 shares outstanding                                                                        $10.42
------------------------------------------------------------------------------------------------------     ----------


(See Notes which are an integral part of the Financial Statements)


FTI GLOBAL BOND FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1996(A)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $808)                                                             $43,128
---------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
Investment advisory fee                                                                         $   4,453
---------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                          60,861
---------------------------------------------------------------------------------------------
Custodian fees                                                                                      4,473
---------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                           14,408
---------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                           7,635
---------------------------------------------------------------------------------------------
Legal fees                                                                                         21,363
---------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                          39,502
---------------------------------------------------------------------------------------------
Share registration costs                                                                           11,304
---------------------------------------------------------------------------------------------
Printing and postage                                                                                5,998
---------------------------------------------------------------------------------------------
Insurance premiums                                                                                  2,553
---------------------------------------------------------------------------------------------
Miscellaneous                                                                                       4,871
---------------------------------------------------------------------------------------------    --------
    Total expenses                                                                                177,421
---------------------------------------------------------------------------------------------
    Reimbursement of operating expenses                                                          (171,400)
---------------------------------------------------------------------------------------------    --------
        Net expenses                                                                                           6,021
---------------------------------------------------------------------------------------------------------    -------
            Net investment income                                                                             37,107
---------------------------------------------------------------------------------------------------------    -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
---------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                             3,629
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign
currency                                                                                                      19,923
---------------------------------------------------------------------------------------------------------    -------
    Net realized and unrealized gain on investments and foreign currency                                      23,552
---------------------------------------------------------------------------------------------------------    -------
        Change in net assets resulting from operations                                                       $60,659
---------------------------------------------------------------------------------------------------------    -------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI GLOBAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  PERIOD ENDED
                                                                                              NOVEMBER 30, 1996(A)
                                                                                              ---------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------
OPERATIONS--
------------------------------------------------------------------------------------------
Net investment income                                                                              $    37,107
------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions
($3,639 net gain, as computed for federal tax purposes)                                                  3,629
------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                                         19,923
------------------------------------------------------------------------------------------         -----------
    Change in net assets resulting from operations                                                      60,659
------------------------------------------------------------------------------------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS--
------------------------------------------------------------------------------------------
Distributions from net investment income                                                                (7,731)
------------------------------------------------------------------------------------------         -----------
SHARE TRANSACTIONS--
------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                         1,428,150
------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared                      770
------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                               (423,972)
------------------------------------------------------------------------------------------        ------------
    Change in net assets resulting from share transactions                                           1,004,948
------------------------------------------------------------------------------------------        ------------
        Change in net assets                                                                         1,057,876
------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------
Beginning of period                                                                                         --
------------------------------------------------------------------------------------------         -----------
End of period (including undistributed net investment income of $29,366)                           $ 1,057,876
------------------------------------------------------------------------------------------         -----------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FTI GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                  PERIOD ENDED
                                                                                              NOVEMBER 30, 1996(A)
                                                                                              ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                                                                 0.37
------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency                                  0.13
------------------------------------------------------------------------------------------           -------
Total from investment operations                                                                        0.50
------------------------------------------------------------------------------------------           -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------
  Distributions from net investment income                                                             (0.08)
------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                       $ 10.42
------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                        5.02%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
  Expenses                                                                                              0.95%*
------------------------------------------------------------------------------------------
  Net investment income                                                                                 5.83%*
------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                     26.94%*
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $ 1,058
------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                     287%
------------------------------------------------------------------------------------------


* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FTI FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

(1) ORGANIZATION

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of four diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

             PORTFOLIO NAME                             INVESTMENT OBJECTIVE
-----------------------------------------     -----------------------------------------
FTI Small Capitalization Equity Fund          To provide growth of principal.
("Small Capitalization Equity Fund")
FTI International Equity Fund                 To provide growth of principal.
("International Equity Fund")
FTI International Bond Fund                   To provide total return.
("International Bond Fund")
FTI Global Bond Fund ("Global Bond Fund")     To provide total return.


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.


FTI FUNDS
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for tax net operating losses, foreign currency transactions, mark to market of passive foreign investment companies, and options. The following reclassifications have been made to the financial statements.

                                                             INCREASE (DECREASE)
                                             ---------------------------------------------------
                                                            ACCUMULATED
                                             PAID-IN        NET REALIZED       UNDISTRIBUTED NET
                   FUND NAME                 CAPITAL         GAIN/LOSS         INVESTMENT INCOME
    ---------------------------------------  --------       ------------       -----------------
    Small Capitalization Equity Fund         $(67,424)               --            $  67,424
    International Equity Fund                  (2,227)       $ (171,604)             173,831
    International Bond Fund                        --           118,311             (118,311)
    Global Bond Fund                               --                10                  (10)


     Net investment income, net realized gains/losses, and net assets were not affected by these reclassifications.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.


FTI FUNDS
--------------------------------------------------------------------------------

     At November 30, 1996, the Funds, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                                                            TOTAL TAX
                     FUND                        EXPIRATION DATE        LOSS CARRYFORWARD
    ---------------------------------------      ----------------       ------------------
    Small Capitalization Equity Fund                   2004                  $197,668
    International Equity Fund                          2004                  $119,531
    International Bond Fund                            2004                  $ 13,444


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     FOREIGN EXCHANGE CONTRACTS--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

     At November 30, 1996, the Funds had outstanding foreign currency commitments as set forth below:

                                       INTERNATIONAL EQUITY FUND
                                                                                        UNREALIZED
                              CONTRACTS TO           IN EXCHANGE      CONTRACTS        APPRECIATION
    SETTLEMENT DATE          DELIVER/RECEIVE             FOR           AT VALUE       (DEPRECIATION)
    ---------------    ---------------------------   -----------      ----------      --------------
                 CONTRACTS PURCHASED:
         12/4/96       36,198 Pound Sterling         $   60,737       $   60,856         $    119
         12/3/96       5,762,032 Japanese Yen            50,834           50,588             (246)
         12/2/96       5,000 Swedish Krona                  750              745               (5)
         12/3/96       80,913 Swiss Franc                62,121           62,073              (48)

    CONTRACTS SOLD:
         12/9/96       248,344,091 Japanese Yen       2,193,275        2,183,907            9,368
                                                                                         --------
    Net Unrealized Appreciation on Foreign
      Exchange Contracts                                                                 $  9,188
                                                                                         ========



FTI FUNDS
--------------------------------------------------------------------------------

                                        INTERNATIONAL BOND FUND
                                                                                        UNREALIZED
                              CONTRACTS TO           IN EXCHANGE      CONTRACTS        APPRECIATION
    SETTLEMENT DATE          DELIVER/RECEIVE             FOR           AT VALUE       (DEPRECIATION)
    ---------------    ---------------------------   -----------      ----------      --------------
    CONTRACTS PURCHASED:
         1/17/97       17,000 Australian Dollar      $   13,379       $   13,818         $    439
         12/18/96      10,000 Canadian Dollar             7,406            7,426               20
         12/18/96      107,000 Canadian Dollar           79,406           79,457               51
         2/21/97       878,000 Deutsche Mark            587,330          573,770          (13,560)
         2/21/97       544,027 Deutsche Mark            361,000          355,520           (5,480)
         1/13/97       6,095,110 Spanish Peseta          47,000           46,984              (16)
         1/17/97       1,163,000 French Franc           224,517          223,272           (1,245)
         12/9/96       53,722,000 Japanese Yen          474,138          472,424           (1,714)
         12/9/96       308,000 Japanese Yen               2,740            2,709              (31)
         2/12/97       2,011,714 Swedish Krona          304,000          300,282           (3,718)

    CONTRACTS SOLD:
         2/21/97       455,064 Deutsche Mark            304,000          297,382            6,618
         2/21/97       71,840 Deutsche Mark              47,000           46,947               53
         2/13/97       498,000 Danish Krone              86,100           84,828            1,272
         1/13/97       30,487,000 Spanish Peseta        239,104          235,007            4,097
         1/17/97       511,060 French Franc             100,426           98,113            2,313
         1/17/97       651,941 French Franc             127,952          125,159            2,793
         1/17/97       1,848,056 French Franc           361,000          354,789            6,211
         5/8/97        112,000 Pound Sterling           184,050          187,512           (3,462)
         5/8/97        158,000 Pound Sterling           262,122          264,526           (2,404)
         12/12/96      212,000 Irish Pound              348,104          356,410           (8,306)
         12/18/96      748,423,000 Italian Lira         492,850          493,194             (344)
         12/18/96      94,000 Netherlands Guilder        55,729           54,590            1,139
         2/12/97       1,486,000 Swedish Krona          225,049          221,810            3,239
                                                                                         --------
    Net Unrealized Depreciation on Foreign
      Exchange Contracts                                                                 $(12,035)
                                                                                         ========



FTI FUNDS
--------------------------------------------------------------------------------

                                            GLOBAL BOND FUND
                                                                                        UNREALIZED
                              CONTRACTS TO           IN EXCHANGE      CONTRACTS        APPRECIATION
    SETTLEMENT DATE          DELIVER/RECEIVE             FOR           AT VALUE       (DEPRECIATION)
    ---------------    ---------------------------   -----------      ----------      --------------
    CONTRACTS PURCHASED:
         12/18/96      28,000 Canadian Dollar        $   20,736       $   20,793         $     57
         2/21/97       152,829 Deutsche Mark            101,853           99,873           (1,980)
         2/13/97       82,000 Danish Krone               14,177           13,968             (209)
         1/17/97       89,000 French Franc               17,181           17,086              (95)
         12/9/96       66,000 Japanese Yen                  587              580               (7)
         2/12/97       211,759 Swedish Krona             32,000           31,609             (391)

    CONTRACTS SOLD:
         1/17/97       4,000 Australian Dollar       $    3,148            3,251             (103)
         2/21/97       47,901 Deutsche Mark              32,000           31,303              697
         1/13/97       1,997,000 Spanish Paseta          15,662           15,394              268
         1/17/97       342,141 French Francs             66,952           65,684            1,268
         5/8/97        22,000 Pound Sterling             36,498           36,833             (335)
         12/12/96      10,000 Irish Pound                16,420           16,812             (392)
         12/18/96      152,061,000 Italian Lira         100,135          100,205              (70)
         12/9/96       4,862,000 Japanese Yen            42,911           42,756              155
         12/18/96      10,000 Netherlands Guilder         5,929            5,808              121
         2/27/97       316,000 Swedish Krona             47,856           47,168              688
                                                                                         --------
    Net Unrealized Depreciation on Foreign
      Exchange Contracts                                                                 $   (328)
                                                                                         ========


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts


FTI FUNDS
--------------------------------------------------------------------------------

     actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

     Additional information on each restricted security held at November 30, 1996 is as follows:

                                         INTERNATIONAL BOND
                                                FUND
               SECURITY                   ACQUISITION DATE            ACQUISITION COST
    ------------------------------     ----------------------      ----------------------
    Republic of Argentina, Bond               11/27/96                    $ 98,603

                                          GLOBAL BOND FUND
               SECURITY                   ACQUISITION DATE            ACQUISITION COST
    ------------------------------     ----------------------      ----------------------
    Republic of Argentina, Bond               11/27/96                    $ 19,615


     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


FTI FUNDS
--------------------------------------------------------------------------------

Transactions in shares were as follows:

                                          SMALL
                                      CAPITALIZATION    INTERNATIONAL   INTERNATIONAL   GLOBAL BOND
                                       EQUITY FUND      EQUITY FUND      BOND FUND          FUND
                                       PERIOD ENDED     PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                       NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                         1996(A)          1996(A)         1996(A)         1996(A)
-----------------------------------   --------------    ------------    ------------    ------------
Shares sold                              1,795,446        1,131,990        559,265         143,789
-----------------------------------
Shares issued to shareholders in
payment of distributions declared          --                    34         --                  79
-----------------------------------
Shares redeemed                           (196,753)         (34,285)       (49,056)        (42,378)
-----------------------------------     ----------       ----------       --------        --------
     Net change resulting from
     share transactions                  1,598,693        1,097,739        510,209         101,490
-----------------------------------     ----------       ----------      ---------        --------


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

                                                                       INVESTMENT ADVISORY
                                 FUND                                    FEE PERCENTAGE
    --------------------------------------------------------------     -------------------
    Small Capitalization Equity Fund                                          1.00%
    --------------------------------------------------------------
    International Equity Fund                                                 1.00%
    --------------------------------------------------------------
    International Bond Fund                                                   0.70%
    --------------------------------------------------------------
    Global Bond Fund                                                          0.70%
    --------------------------------------------------------------


The Adviser may voluntarily choose to reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of


FTI FUNDS
--------------------------------------------------------------------------------

each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of average daily net assets annually, to compensate Edgewood Services, Inc.

For the period ended November 30, 1996, the Funds did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Fiduciary International, Inc. ("FII"), the Funds will pay FII up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FII is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended November 30, 1996, the Funds did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the period ended November 30, 1996, pursuant to this agreement, the Funds paid FAS as follows:

                                                             INITIAL          ORGANIZATIONAL
                                                          ORGANIZATIONAL         EXPENSES
                          FUND                               EXPENSES           REIMBURSED
    -------------------------------------------------     --------------      --------------
    Small Capitalization Equity Fund                         $ 34,076             $2,082
    -------------------------------------------------
    International Equity Fund                                $ 34,072             $2,082
    -------------------------------------------------
    International Bond Fund                                  $ 34,077             $2,082
    -------------------------------------------------
    Global Bond Fund                                         $ 38,216             $2,335
    -------------------------------------------------


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


FTI FUNDS
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

                             FUND                                PURCHASES         SALES
    -------------------------------------------------------     -----------      ----------
    Small Capitalization Equity Fund                            $26,935,823      $8,939,583
    -------------------------------------------------------
    International Equity Fund                                   $12,912,954      $1,671,050
    -------------------------------------------------------
    International Bond Fund                                     $11,531,849      $6,732,681
    -------------------------------------------------------
    Global Bond Fund                                            $ 2,871,309      $1,901,997
    -------------------------------------------------------


(6) CONCENTRATION OF CREDIT RISK

CONCENTRATION OF CREDIT RISK--The International Equity Fund, International Bond Fund, and Global Bond Fund invest in securities of non-U.S. issuers. Although these Funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1996, the diversification of industries for the International Equity Fund was as follows:

                                      % OF
            INDUSTRY               NET ASSETS
--------------------------------   ----------
Aerospace and Defense                  3.8
Automobile                             1.7
Banking                                1.9
Chemicals                              2.3
Clothing & Textiles                    2.3
Computer Software                      1.2
Diversified                            2.9
Electrical Equipment                   1.0
Electronics                           13.7
Entertainment                          0.9
Financial Services                     9.9
Food & Beverage                        0.6
Healthcare                             1.0
Hotels                                 1.1
Industrial Services                    3.8
Insurance                              1.4
Manufacturing                          1.2
Machinery & Equipment                  2.6
Office Equipment                       2.6
Oil                                    3.0
Pharmaceuticals                        6.2
Printing & Publishing                  0.9
Real Estate                            2.6
Restaurants                            1.4
Retail Trade                          11.1
Steel                                  1.0
Telecommunications                     4.6
Transportation                         3.1
Utilities                              6.7



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
FTI FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FTI Small Capitalization Equity Fund, FTI International Equity Fund, FTI International Bond Fund, and FTI Global Bond Fund (portfolios of FTI Funds) as of November 30, 1996 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FTI Small Capitalization Equity Fund, FTI International Equity Fund, FTI International Bond Fund, and FTI Global Bond Fund of FTI Funds at November 30, 1996, and the results of their operations, the changes in their net assets, and the financial highlights for the periods ended November 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997

TRUSTEES                                        OFFICERS
---------------------------------------------------------------------------------------------
Peter A. Aron                                   Edward C. Gonzales
Nancy L. Close                                   Chairman, President and Treasurer
James C. Goodfellow                             C. Christine Thomson
Edward C. Gonzales                                Vice President and Assistant Treasurer
Burton J. Greenwald                             Jay S. Neuman
                                                  Secretary
                                                Max F. Miller
                                                  Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


A1. The graphic presentation here displayed consists of a two bar charts depicting projected price to earnings and earnings per share growth for 1996 and 1997 as measured by the Russell 2000 Index and S&P 500. Russell 2000 projected price to earnings for 1996 and 1997 are 17.1x and 14.5x, respectively. Russell 2000 earnings per share growth for 1996 and 1997 are 19.1% and 19.9%, respectively. S&P 500 projected price to earnings for 1996 and 1997 are 18.1x and 15.9x, respectively. S&P 500 earnings per share growth for 1996 and 1997 are 10.6% and 13.5%, respectively.

A2. The graphic presentation here displayed consists of a pie chart entitled `Sector Analysis'' of the FTI Small Capitalization Equity Fund. The chart is divided as follows: Cash 1%, Utilities 1%, Intermediate and Capital Goods 3%, Transportation 4%, Energy 8%, Drug 9%, Consumer Services 15%, Financial 17%, Consumer Goods 18% and Science and Technology 24%.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI Small Capitalization Equity Fund is represented by a solid line. The Russell 2000 Index (Russell) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Russell. The `x'' axis reflects computation periods from 12/22/95 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Russell. The ending values were $12,080 and $11,500, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return from the fund's start of performance (12/22/95) to 11/30/96. The total return was 20.80%.

A4. The graphic presentation here displayed consists of two pie charts entitled `Regional Allocation'' and ``Sector Allocation'' of the FTI International Equity Fund. The chart entitled `Regional Allocation'' is divided as follows: Cash 4%, Latin America/Other 8%, Asia Pacific 12%, U.K./Ireland 19% and Japan 26%. The chart entitled `Sector Allocation'' is divided as follows: Energy 3%, Transportation 4%, Drug and Health 6%, Utilities 13%, Science and Technology 16%, Financials 18%, Inter. and Capital Goods 18% and Consumer 21%.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI International Equity Fund is represented by a solid line. The Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the EAFE. The `x'' axis reflects computation periods from 12/22/95 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the EAFE. The ending values were $11,004 and $10,740, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return from the fund's start of performance (12/22/95) to 11/30/96. The total return was 10.04%. A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI International Bond Fund is represented by a solid line. The Salomon Brothers Non-U.S. Dollar World Government Bond Index (SBNUSDWGBI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the SBNUSDWGBI. The `x'' axis reflects computation periods from 12/22/95 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the SBNUSDWGBI. The ending values were $10,375 and $10,513, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return from the fund's start of performance (12/22/95) to 11/30/96. The total return was 3.75%.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI Global Bond Fund is represented by a solid line. The Salomon Brothers
World Government Bond Index (SBWGBI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the SBWGBI. The `x'' axis reflects computation periods from 12/22/95 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the SBWGBI. The ending values were $10,502 and $10,504, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return from the fund's start of performance (12/22/95) to 11/30/96. The total return was 5.02%.